Exhibit 21.1

Entity List	Jurisdiction
Azure Power (Gujarat) Private Limited	India
Bahia Eólica Participações S.A.	Brazil
Centrais Eólicas Alvorada S.A	Brazil
Centrais Eólicas Candiba S.A.	Brazil
Centrais Eólicas Guanambi S.A.	Brazil
Centrais Eólicas Guirapá S.A.	Brazil
Centrais Eólicas Igaporã S.A.	Brazil
Centrais Eólicas Ilhéus S.A.	Brazil
Centrais Eólicas Licĺnio de Almeida S.A	Brazil
Centrais Eólicas Nossa Senhora da Conceição S.A.	Brazil
Centrais Eólicas Pajeú do Vento S.A.	Brazil
Centrais Eólicas Pindaī S.A.	Brazil
Centrais Eólicas Planaltina, S.A	Brazil
Centrais Eólicas Porto Seguro S.A.	Brazil
Centrais Eólicas Rio Verde S.A.	Brazil
Centrais Eólicas Serra do Salto S.A.	Brazil
Core Energy (RF) (Pty) Ltd.	South Africa
Corporate Season Sdn Bhd	Malaysia
EM Arjun Power Holdings 1 B.V.	Netherlands
EM Arjun Power Holdings 2 B.V.	Netherlands
EM Biotherm Holdings B.V.	Netherlands
EM EOLO Holdings 1 B.V.	Netherlands
EM EOLO Holdings 2 B.V.	Netherlands
EM Firefly Holdings B.V.	Netherlands
EM Holdings 1, LLC	Delaware
EM Holdings 10, LLC	Delaware
EM Holdings 11, LLC	Delaware
EM Holdings 12, LLC	Delaware
EM Holdings 13, LLC	Delaware
EM Holdings 14, LLC	Delaware
EM Holdings 15, LLC	Delaware
EM Holdings 16, LLC	Delaware
EM Holdings 17, LLC	Delaware
EM Holdings 18, LLC	Delaware
EM Holdings 19, LLC	Delaware
EM Holdings 2, LLC	Delaware
EM Holdings 20, LLC	Delaware
EM Holdings 21, LLC	Delaware
EM Holdings 22, LLC	Delaware
EM Holdings 23, LLC	Delaware
EM Holdings 24, LLC	Delaware
EM Holdings 25, LLC	Delaware
EM Holdings 26, LLC	Delaware
EM Holdings 27, LLC	Delaware
EM Holdings 28, LLC	Delaware
EM Holdings 29, LLC	Delaware
EM Holdings 3, LLC	Delaware
EM Holdings 30, LLC	Delaware
EM Holdings 4, LLC	Delaware
EM Holdings 5, LLC	Delaware
EM Holdings 6, LLC	Delaware
EM Holdings 7, LLC	Delaware
EM Holdings 8, LLC	Delaware
EM Holdings 9, LLC	Delaware
EM L’Volta Holdings 1 B.V.	Netherlands
EM L’Volta Holdings 2 B.V.	Netherlands
EM P.P. Solar Holdings B.V.	Netherlands
EM Renewable Energy Holdings B.V.	Netherlands
EM Sitara Holdings 1 B.V.	Netherlands
EM Sitara Holdings 2 B.V.	Netherlands
EM Solar Energy Holdings 1 B.V.	Netherlands
EM Solar Energy Holdings 2 B.V.	Netherlands
EM Solar Power Holdings 1 B.V.	Netherlands
EM Solar Power Holdings 2 B.V.	Netherlands
EM Suryalabh Holdings 1 B.V.	Netherlands
EM Suryalabh Holdings 2 B.V.	Netherlands
En Renewable Energy Ltd.	India
En Wind Power Pvt. Ltd.	India
Enerbras Centrais Elétricas S.A	Brazil
Energética Serra da Prata S.A.	Brazil
Energia Eolica de Honduras S.A.	Honduras
Eolo de Nicaragua, S.A.	Nicaragua
Erika Energy (RF) (Pty) Ltd.	South Africa
ESP Urja Private Limited	India
Fersa India Pvt. Ltd	India
Firefly Investments 230 (Pty) Ltd.	South Africa
Firefly Investments 245 (Pty) Ltd.	South Africa
Focal Photovaltaic India Private Limited	India
Focal Renewable Energy Two India Private Limited	India
Fortune 11 Sdn Bhd	Malaysia
Generacion Eolica India	India
Globeleq Mesoamerica Energy (Wind) Ltd	Bermuda
Honiton Energy (Baotou) Co. Ltd	China
Honiton Energy (Xilinguole) Co. Ltd	China
Honiton Energy BAV Holdings Ltd	Hong Kong
Honiton Energy XIL Holdings Ltd	Hong Kong
Inversiones Eolicas de Costa Rica, S.A	Costa Rica
Inversiones Eolicas de Orosi Dos, S.A.	Costa Rica
Millenium Synergy (Gujarat) Private Limited	India
P.P. Solar Co. Ltd.	Thailand
Plantas Eolicas SRL	Costa Rica
Salvador Eólica Participações S.A	Brazil
SE CHNS 1 Limited	Hong Kong
SE CHNS 2 Limited	Hong Kong
SE Emerging Markets Holding B.V.	Netherlands
SE Emerging Markets Solar Holdings Pte Ltd	Singapore
SEI Arjun Power Private Limited	India
SEI L’Volta Private Limited	India
SEI Sitara Private Limited	India
SEI Solar Energy Private Limited	India
SEI Solar Power Private Limited	India
SEI Suryalabh Private Limited	India
Silverstar Pavilion Sdn Bhd	Malaysia
SunEdison (Dunhuang) Solar Plant Co. Limited	China
SunEdison Firefly Holdings (Pty) Ltd.	South Africa
SunEdison Holdings 4 B.V.	Netherlands
SunEdison Renewable Energy Holding (Pty) Ltd.	South Africa
SunEdison Renewable Energy Southern Africa (Pty) Ltd	South Africa
SunEdison Solar Holdings 1 Pte Ltd	Singapore
SunEdison Solar Holdings 2 Pte Ltd	Singapore
SunEdison Solar Holdings 3 Pte Ltd	Singapore
SunEdison TK Investment Holdings 2 Pte Ltd	Singapore
TerraForm Global Bora Bora 1 B.V.	Netherlands
TerraForm Global Bora Bora 2 B.V.	Netherlands
TerraForm Global Brazil Holding B.V.	Netherlands
TerraForm Global China Holdings BV	Netherlands
TerraForm Global Focal 1 B.V.	Netherlands
TerraForm Global Focal 2 B.V.	Netherlands

TerraForm Global Holdings Spain 2 SL	Spain
TerraForm Global India 1 B.V.	Netherlands
TerraForm Global International Holdings BV	Netherlands
TerraForm Global Operating, LLC	Delaware
TerraForm Global, LLC	Delaware